UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 1, 2022

NEW YORK COMMUNITY BANCORP, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-31565	06-1377322
(State or other jurisdiction of incorporation or organization)	Commission File Number	(I.R.S. Employer Identification No.)

102 Duffy Avenue, Hicksville, New York 11801

(Address of principal executive offices)

(516) 683-4100

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	NYCB	New York Stock Exchange
Bifurcated Option Note Unit SecuritiES SM	NYCB PU	New York Stock Exchange
Fixed-to-Floating Rate Series A Noncumulative Perpetual Preferred Stock, $0.01 par value	NYCB PA	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note

On December 1, 2022, New York Community Bancorp, Inc., a Delaware corporation (“NYCB”), filed a Current Report on Form 8-K (the “Original Report”) to report that, effective as of December 1, 2022, before the opening of business, NYCB completed its acquisition of Flagstar Bancorp, Inc., a Michigan corporation (“Flagstar”), pursuant to the Agreement and Plan of Merger, dated April 24, 2021, by and among NYCB, 615 Corp., a Delaware corporation and a direct, wholly-owned subsidiary of NYCB (“Merger Sub”), and Flagstar, as amended by Amendment No. 1 to the Original Agreement, dated as of April 26, 2022 (“Amendment No. 1”), by and among NYCB, Merger Sub and Flagstar, and as further amended by Amendment No. 2 to the Original Agreement, dated as of October 27, 2022 (“Amendment No. 2,” and the Original Agreement, as amended by Amendment No. 1 and Amendment No. 2, the “Merger Agreement”), by and among NYCB, Merger Sub and Flagstar. At the closing, (i) Merger Sub merged with and into Flagstar (the “Merger”), with Flagstar as the surviving entity, and (ii) immediately thereafter, Flagstar merged with and into NYCB, with NYCB as the surviving entity.

This amendment to the Original Report (the “Amendment”) is being filed to provide the financial statements and pro forma financial information required by Item 9.01 of Form 8-K.

The pro forma financial information included in this Amendment has been presented for informational purposes only, as required by Form 8-K. It does not purport to represent the actual results of operations that NYCB and Flagstar would have achieved had the companies been combined during the periods presented in the pro forma financial information and is not intended to project the future results of operations that the combined company may achieve after completion of the Merger. Except as described in this Amendment, all other information in the Original Report remains unchanged.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

Audited consolidated financial statements of Flagstar as of December 31, 2021 and December 31, 2020 and for each of the years in the three-year period ended December 31, 2021, the notes related thereto and the report of PricewaterhouseCoopers, LLP, dated March 1, 2022 with respect to the consolidated financial statements of Flagstar and its subsidiaries, are filed as Exhibit 99.1 hereto and incorporated herein by reference.

Interim unaudited consolidated financial statements of Flagstar as of and for the three and nine months ended September 30, 2022 and September 30, 2021, are filed as Exhibit 99.2 hereto and incorporated herein by reference.

(b)	Pro forma financial information.

Unaudited pro forma condensed combined financial statements of NYCB as of and for the nine-month period ended September 30, 2022 and for the year ended December 31, 2021 and the notes related thereto, are filed as Exhibit 99.3 hereto and incorporated herein by reference.

(d)	Exhibits

The following exhibits are filed as part of this Current Report:

Exhibit No.	Description of Filed Exhibit

23.1	Consent of PricewaterhouseCoopers LLP

99.1	Audited consolidated statements of condition of Flagstar Bancorp, Inc. as of December 31, 2021 and December 31, 2020, the related consolidated statements of operations, comprehensive income, stockholders’ equity, and cash flows for each of the three years in the period ended December 31, 2021, the notes related thereto and the report of PricewaterhouseCoopers, LLP, independent registered public accounting firm, dated March 1, 2022. (1)

99.2	Interim unaudited consolidated financial statements of Flagstar Bancorp, Inc. as of and for the three and six months ended September 30, 2022 and September 30, 2021 and the notes related thereto. (2)

99.3	Unaudited pro forma condensed combined financial statements of NYCB as of and for the six-month period ended June 30, 2022 and for the year ended December 31, 2021 and the notes related thereto.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

(1)	Incorporated by reference to Exhibit 99.1 to New York Community Bancorp, Inc.’s Form 8-K filed with the Securities and Exchange Commission on October 28, 2022 (File No. 1-31565).
(2)	Incorporated by reference to Flagstar Bancorp, Inc.’s Form 10-Q filed with the Securities and Exchange Commission on November 8, 2022 (File No. 1-16577).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 14, 2023	NEW YORK COMMUNITY BANCORP, INC.

/s/ Salvatore J. DiMartino
	Name:	Salvatore J. DiMartino
	Title:	Senior Managing Director
Director, Investor Relations and Strategic Planning

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